EXECUTION COPY


                         ENERGY INCOME AND GROWTH FUND

                 1,600,000 Common Shares of Beneficial Interest

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               November 19, 2010



RBC Capital Markets, LLC
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Oppenheimer & Co. Inc.
Wedbush Securities Inc.
Wunderlich Securities, Inc.
c/o RBC Capital Markets, LLC
One Beacon Street, 24th Floor
Boston, MA 02108

Ladies and Gentlemen:

      Energy Income and Growth Fund, a Massachusetts business trust (the "FUND"), First Trust Advisors L.P., an Illinois limited partnership (the "ADVISER") and Energy Income Partners LLC, a Delaware limited liability company (the "SUB-ADVISER"), confirm their agreement (this "AGREEMENT") with RBC Capital Markets, LLC ("RBC") and each of the other Underwriters named in Schedule
A hereto (collectively, the "UNDERWRITERS," which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof), with respect to the issue and sale by the Company of a total of 1,600,000 common shares of beneficial interest, par value $0.01 per share (the "SHARES"), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Shares set forth in said Schedule A hereto (the "INITIAL SECURITIES"), and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 240,000 additional Shares to cover over-allotments, if any (the "OVER-ALLOTMENT SECURITIES"). The Initial Securities and Over-Allotment Securities are hereinafter called, collectively, the "SECURITIES."

      The Fund, the Adviser and the Sub-Adviser each understand that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

      The Fund has entered into an interim investment management agreement with the Adviser dated October 12, 2010 (the "ADVISORY AGREEMENT"), a Custodian Services Agreement with PFPC Trust Company (the "CUSTODIAN") dated May 25, 2004 (the "CUSTODIAN CONTRACT"), a Transfer Agency Agreement with PFPC Inc. dated May 25, 2004 (the "TRANSFER AGENCY AGREEMENT") and an Administration and Accounting Services Agreement with PFPC Inc. dated May 25, 2004 (the "ADMINISTRATION AGREEMENT"). Collectively, the Advisory Agreement, the Custodian Contract, the Transfer Agency Agreement and the Administration Agreement are herein referred to as the "FUND AGREEMENTS." The Adviser has entered into the Advisory Agreement and an interim Sub-Advisory Agreement with the Sub-Adviser and the Fund dated October 12, 2010 (the "SUB-ADVISORY AGREEMENT") (collectively, the "ADVISER AGREEMENTS"). The Sub-Adviser has entered into the Sub-Advisory Agreement and this Agreement. In addition, the Fund has adopted a dividend reinvestment plan (the "DIVIDEND REINVESTMENT PLAN") pursuant to which the holders of the Shares shall have their dividends automatically reinvested in additional Shares unless they elect to receive such dividends in cash.

      The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "SECURITIES ACT") and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "INVESTMENT COMPANY ACT"), with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form N-2 with respect to the Shares (File Nos. 333-154254 and 811-21549) (the "ORIGINAL REGISTRATION STATEMENT"), including a base prospectus dated May 8, 2009 included in the Original Registration Statement at the time it became effective and a base prospectus dated August 17, 2010 included by post-effective amendment No. 4 to the Original Registration Statement, which base prospectus shall be referred to herein as the "BASE PROSPECTUS". The Base Prospectus, together with the preliminary prospectus supplement, dated November 18, 2010, filed with the Commission pursuant to Rule 497 under the Securities Act, is herein referred to as the "PRELIMINARY PROSPECTUS." The Base Prospectus, together with the prospectus supplement to be filed with the Commission pursuant to Rule 497 and used to confirm sales of the Securities, is hereinafter referred to as the "PROSPECTUS." Except where the context otherwise requires, the Original Registration Statement, as amended when it became effective, including all documents and exhibits filed as part thereof, and including any information contained in a prospectus filed with the Commission pursuant to Rule 497 under the Securities Act, and deemed to be part of the Original Registration Statement at the time of effectiveness pursuant to Rule 430C under the Securities Act, and also including any Rule 462(d) Registration Statement referred to below filed pursuant to Rule 462(d) under the Securities Act is herein called the "REGISTRATION STATEMENT." The Preliminary Prospectus, together with the information set forth on Schedule B hereto (which information the Underwriters have informed the Company is being conveyed orally by the Underwriters to prospective purchasers at or prior to the Underwriters' confirmation of sales of the Securities in the public offering) is hereinafter referred to as the "DISCLOSURE PACKAGE." Any registration statement filed pursuant to Rule 462(d) under the Securities Act is referred to herein as the "RULE 462(D) REGISTRATION STATEMENT."

      For purposes of this Agreement, all references to the Registration Statement, the Prospectus, the Preliminary Prospectus, the Disclosure Package or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Interactive Data Electronic Application database ("IDEA"). For purposes of this Agreement, all references to the


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


Registration Statement, unless otherwise noted and except as the context otherwise requires, shall be deemed to include any and all amendments thereto.

  1. Representations and Warranties of the Fund, the Adviser and the Sub-Adviser.

            (a) Representations and Warranties by the Fund, the Adviser and the Sub-Adviser. The Fund, the Adviser and (with respect to paragraphs (2), (3), (4) and (22) below only) the Sub-Adviser, jointly and severally, represent and warrant to and agree with the Underwriters as of the date hereof, as of the Applicable Time referred to in Section 1(a)(3) herein, as of the Closing Time referred to in Section 2(c) herein, and as of each Option Closing Time (if any) referred to in Section 2(b) herein, as follows:

            (1) The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement or the use of the Preliminary Prospectus or the Prospectus has been issued, and no proceedings for any such purpose, have been instituted or are pending or, to the knowledge of the Fund, are contemplated by the Commission.

            (2) At the respective times the Registration Statement, and any subsequent post-effective amendment thereto, became effective, at the Closing Time and as of each Option Closing Time (if any), the Registration Statement, and all amendments and supplements thereto, complied and will comply in all material respects with the requirements of the Securities Act and the Investment Company Act, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its date, at the time the Prospectus or any such amendment or supplement was issued, at the Closing Time and as of each Option Closing Time (if any), included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Fund by or on behalf of any Underwriter or its representatives for use in the Registration Statement or Prospectus, it being understood and agreed that the only such information furnished to the Company in writing by the Underwriters or their representatives consists of the information described in Section 6(b) hereof.

            (3) The Disclosure Package as of the Applicable Time does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with information relating to any Underwriter furnished to the Company in writing by any Underwriter or its representative expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters to the Company consists of the information described in Section 6(b) hereof. As used in this subsection and elsewhere in this Agreement "APPLICABLE TIME" means 9:15 a.m. (Eastern time) on November 19, 2010 or such other time as agreed by the Fund and the Underwriters.

            (4) The Preliminary Prospectus when first filed under Rule 497 and as of its date complied in all material respects with the Securities Act and the Investment Company Act, and when filed by electronic transmission pursuant to IDEA (except as may be permitted by Regulation S-T under the Securities Act), was substantially identical to the copy thereof delivered to the Underwriters for use in connection with this offering. The Prospectus when first filed under Rule 497 and as of its date will comply in all material respects with the Securities Act and the Investment Company Act, and when filed by electronic transmission pursuant to IDEA (except as may be permitted by Regulation S-T under the Securities Act), will be substantially identical to the copy thereof delivered to the Underwriters for use in connection with this offering.

            (5) All the outstanding shares of capital stock of the Fund have been duly authorized and validly issued, are fully paid and (except as described in the Prospectus under "Certain Provisions in the Declaration of Trust and By-Laws") nonassessable and are free of any preemptive or similar rights and have been offered and sold by the Fund in compliance with all applicable federal and state securities laws. No shares of capital stock, other than the Shares, are issued or outstanding and the capitalization of the Fund conforms in all material respects to the description thereof in the Registration Statement, the Disclosure Package and the Prospectus. The Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued, delivered against payment therefore in accordance with this Agreement, will be validly issued and fully paid and nonassessable obligations of the Fund; and the Securities will conform in all material respects to the description thereof in the Registration Statement, the Disclosure Package and the Prospectus.

            (6) The Fund has been duly formed and is validly existing in good standing as a business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and the Fund Agreements. The Fund is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), general affairs, business, properties, business prospects, net assets or results of operations of the Fund, whether or not occurring in the ordinary course of business (a "FUND MATERIAL ADVERSE EFFECT"). The Fund has no subsidiaries.

            (7) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened against the Fund or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus but are not described as required or that could reasonably be expected to result in a Fund Material Adverse Effect, or that may have a material, adverse effect on the ability of the Fund to perform its obligations under this Agreement or any of the Fund Agreements. All descriptions in the Registration Statement, the Disclosure Package and the Prospectus of any Fund documents are accurate in all material respects. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or Investment Company Act.

            (8) The Fund is not in violation of its Declaration of Trust ("DECLARATION OF TRUST"), By-Laws or other organizational documents or any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the Financial Industry Regulatory Authority ("FINRA"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any other agency or any body or official having jurisdiction over the Fund or in breach or default in the performance of any of the Fund Agreements or any other obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except for such violation or such breach or default that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Fund Material Adverse Effect.

            (9) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or order of or registration or filing with the Commission, FINRA, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Fund (except such as have been already obtained under the Securities Act, the Investment Company Act, the rules and regulations of FINRA and the NYSE Amex or compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration of Trust, bylaws, or other organizational documents of the Fund or (B) (1) conflicts or will conflict with or constitutes or will constitute a breach of or a default under any of the Fund Agreements or any other agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (2) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon (collectively, a "LIEN") any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, except for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Fund Material Adverse Effect or a material adverse effect on the ability of the Fund to perform its obligations under this Agreement or any of the Fund Agreements. The Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

            (10) Since the date as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Fund other than those in the ordinary course of its business as described in the Disclosure Package and the Prospectus and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its common stock, except for regular dividends consistent with past practice.

            (11) The accountants, Deloitte & Touche LLP, who have audited the financial statements included in, and whose report appears in, the Registration Statement, the Disclosure Package and the Prospectus (and any amendment or supplement to either of them), are an independent public accounting firm as required by the Securities Act and Investment Company Act.

            (12) The financial statements of the Fund, together with related schedules and notes, included or incorporated by reference in the Registration Statement, the Disclosure Package and/or the Prospectus present fairly the financial position of the Fund on the basis stated in the Registration Statement, the Disclosure Package and/or the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein and comply with all applicable accounting requirements under the Securities Act and the Investment Company Act; and the other financial and statistical information and data included in the Registration Statement, the Disclosure Package or the Prospectus are accurately derived from such financial statements and the books and records of the Fund.

            (13) The Fund, subject to the filing of the Prospectus under Rule 497 under the Securities Act and the post-effective amendment to the Registration Statement to file legal opinions and this Agreement, has taken all required action under the Securities Act and the Investment Company Act to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

            (14) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and each of the Fund Agreements have been duly executed and delivered by the Fund and each constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (15) Except as disclosed in or contemplated by the Registration Statement, the Disclosure Package or the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement, the Disclosure Package and the Prospectus, the Fund has not incurred any material liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, and there has not been any change in the capital stock (other than in connection with the transactions contemplated hereunder or pursuant to the Fund's dividend reinvestment plan) or any change or any development involving or which should reasonably be expected to involve a Fund Material Adverse Effect.

            (16) The Fund has not distributed and, prior to the later to occur of (A) the Closing Time or any Option Closing Time and (B) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Disclosure Package, the Prospectus, the "sales material" (as defined in Section 1(a)(22) below) or other materials permitted by the Securities Act or the Investment Company Act.

            (17) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("PERMITS") as are necessary to own its property and to conduct its business in the manner described in the Disclosure Package and the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Disclosure Package and the Prospectus (and any amendment or supplement thereto); and, except as described in the Disclosure Package and the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

            (18) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with the Fund's Board of Trustees' general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the Securities Act, the Investment Company Act and the Internal Revenue Code of 1986, as amended, (the "CODE"); (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and fee accruals, to maintain accountability for assets and to maintain compliance with the books and records requirements under the Investment Company Act;
      (C) access to assets is permitted only in accordance with the Board of Trustees' general or specific authorization; and (D) the recorded amount of assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Fund maintains "disclosure controls and procedures" (as such term is defined in Rule 30a-3 under the Investment Company Act).

            (19) The conduct by the Fund of its business (as described in the Disclosure Package and the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license or sub-license.

            (20) Except as stated in this Agreement and in the Disclosure Package and the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in or which will constitute stabilization or manipulation of the price of the Securities, or of any securities issued by the Fund, to facilitate the sale or resale of the Securities in violation of federal securities laws and no such action has been, or will be, taken by any affiliates of the Fund.

            (21) The Fund is duly registered under the Investment Company Act as a closed-end, non-diversified management investment company and the notification of registration of the Fund as an investment company under the Investment Company Act on Form N-8A has been duly filed with the Commission, is effective, and, at the time of filing thereof and at all times through the date hereof conformed in all material respects with all applicable provisions of the Investment Company Act; no order of suspension or revocation of such registration under the Investment Company Act has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the Declaration of Trust and the investment policies and restrictions described in each of the Registration Statement, the Disclosure Package and the Prospectus, comply in all material respects with the requirements of the Investment Company Act.

            (22) All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), if any, whether in printed or electronic form, authorized in writing by or prepared by or at the direction of the Fund or the Adviser for use in connection with the offering and sale of the Securities (collectively, "SALES MATERIAL") complied and comply in all material respects with the applicable requirements of the Securities Act and the rules and interpretations of FINRA. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (23) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the Securities Act, the Investment Company Act and the Advisers Act.

            (24) No holder of any security of the Fund has any right to require registration of any Shares, capital stock or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

            (25) Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no trustee of the Fund is an "interested person" (as defined in the Investment Company Act) of the Fund or an "affiliated person" (as defined in the Investment Company Act) of any Underwriter.

            (26) The Securities are duly listed and admitted and authorized for trading, subject to official notice of issuance, on the NYSE Amex.

            (27) All of the information provided to the Underwriters or to counsel for the Underwriters by the Fund, its officers and Trustees in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA's conduct rules is true, complete and correct in all material respects.

            (28) There is and has been no failure on the part of the Fund or any of the Fund's trustees or officers, in their capacities as such, to comply in any material respect with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES OXLEY ACT"), including Sections 302 and 906 related to certifications.

            (29) The Fund has filed all tax returns that are required to be filed and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Fund Material Adverse Effect.

            (30) The Fund has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Fund, including policies and procedures that provide oversight of compliance for each investment adviser, administrator and transfer agent of the Fund.

            (31) The Fund carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and value of its properties.

            (b) Representations and Warranties with Respect to the Adviser. The Adviser represents and warrants to and agrees with the Underwriters as of the date hereof, as of the Applicable Time, as of the Closing Time referred to in
Section 2(c) herein, and as of each Option Closing Time (if any) referred to in
Section 2(b) herein, as follows:

            (1) The Adviser is a limited partnership duly organized and validly existing in good standing under the laws of the State of Illinois, with full power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement, the Disclosure Package and the Prospectus and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have (A) a material adverse effect on the condition (financial or other), general affairs, business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business, of the Adviser (an "ADVISER MATERIAL ADVERSE EFFECT") or (B) a Fund Material Adverse Effect.

            (2) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Advisory Agreement for the Fund as contemplated by the Registration Statement, the Disclosure Package or the Prospectus. There does not exist any proceeding which could have an Adviser Material Adverse Effect with respect to the registration of the Adviser with the Commission.

            (3) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus but are not described as required or that could reasonably be expected to result in any Adviser Material Adverse Effect or that may have a material, adverse effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements.

            (4) Neither the execution, delivery or performance of this Agreement or any of the Adviser Agreements by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (A) requires the Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, FINRA, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Adviser, or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the partnership agreement or bylaws or other organizational documents of the Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any of the Adviser Agreements or any other agreement, indenture, lease or other instrument to which the Adviser is a party or by which the Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except in any case under clause (B) for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have an Adviser Material Adverse Effect or a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements. The Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official.

            (5) The Adviser has full power and authority to enter into this Agreement and each of the Adviser Agreements; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and each of the Adviser Agreements have been duly and validly authorized by the Adviser; and this Agreement and each of the Adviser Agreements have been duly executed and delivered by the Adviser and constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

            (6) The Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Disclosure Package and the Prospectus or under this Agreement and each of the Adviser Agreements.

            (7) The description of the Adviser in the Registration Statement, the Disclosure Package and the Prospectus complied as of any effective date of the Registration Statement and as of the date of the Disclosure Package and the Prospectus, as applicable, and complies and will comply, as of the date hereof, the Applicable Time, the Closing Time and as of each Option Closing Time (if any), in all material respects with the provisions of the Securities Act, the Investment Company Act and the Advisers Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package and the Prospectus, in light of the circumstances under which they were made) not misleading.

            (8) Since the date as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus, except as otherwise stated therein, there has not occurred any event which would reasonably be expected to have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and each of the Adviser Agreements.

            (9) The Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Disclosure Package and the Prospectus; and the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Adviser under any such permit.

            (10) None of this Agreement nor any of the Adviser Agreements violate any applicable provisions of the Investment Company Act and Advisers Act.

            (11) Except as stated in this Agreement, the Registration Statement, the Disclosure Package or the Prospectus, the Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Securities or any securities issued by the Fund to facilitate the sale or resale of the Securities in violation of federal securities laws and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

            (12) The Adviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act by the Adviser and its supervised persons.

            (c) Representations and Warranties with Respect to the Sub-Adviser. The Sub-Adviser represents and warrants to and agrees with the Underwriters as of the date hereof, as of the Applicable Time, as of the Closing Time referred to in Section 2(c) herein, and as of each Option Closing Time (if any) referred to in Section 2(b) herein, as follows:

            (1) The Sub-Adviser is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have
      (A) a material adverse effect on the condition (financial or other), general affairs, business, properties, business prospects, net assets or results of operations of the Sub-Adviser (a "SUB-ADVISER MATERIAL ADVERSE EFFECT") or (B) a Fund Material Adverse Effect.

            (2) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Sub-Advisory Agreement for the Fund as contemplated by the Registration Statement, the Disclosure Package or the Prospectus. There does not exist any proceeding which could have a Sub-Adviser Material Adverse Effect with respect to the registration of the Sub-Adviser with the Commission.

            (3) There are no legal or governmental proceedings pending or, to the knowledge of the Sub-Adviser, threatened against the Sub-Adviser that are required to be described in the Registration Statement or the Prospectus but are not described as required or that could result in a Sub-Adviser Material Adverse Effect or that may have a material, adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

            (4) Neither the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement by the Sub-Adviser, nor the consummation by the Sub-Adviser of the transactions contemplated hereby or thereby (A) requires the Sub-Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, FINRA, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Sub-Adviser, or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the limited liability company agreement or bylaws or other organizational documents of the Sub-Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the Sub-Advisory Agreement or any other agreement, indenture, lease or other instrument to which the Sub-Adviser is a party or by which the Sub-Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Sub-Adviser or any of its properties or will result in the creation or imposition of any lien upon any property or assets of the Sub-Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject, except in any case under clause (B) for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Sub-Adviser Material Adverse Effect or a material adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement. The Sub-Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official.

            (5) The Sub-Adviser has full power and authority to enter into this Agreement and the Sub-Advisory Agreement; the execution and delivery of, and the performance by the Sub-Adviser of its obligations under, this Agreement and the Sub-Advisory Agreement have been duly and validly authorized by the Sub-Adviser; and this Agreement and the Sub-Advisory Agreement have been duly executed and delivered by the Sub-Adviser and constitute the valid and legally binding agreements of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Sub-Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

            (6) The Sub-Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Disclosure Package and the Prospectus or under this Agreement and the Sub-Advisory Agreement.

            (7) The description of the Sub-Adviser in the Registration Statement, the Disclosure Package and the Prospectus complied as of any effective date of the Registration Statement and as of the date of the Disclosure Package and the Prospectus, as applicable, and complies and will comply, as of the date hereof, each Applicable Time, the Closing Time and as of each Option Closing Time (if any), in all material respects with the provisions of the Securities Act, Investment Company Act and the Advisers Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package and the Prospectus, in light of the circumstances under which they were made) not misleading.

            (8) Since the date as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus, except as otherwise stated therein, there has not occurred any event which would reasonably be expected to have a material adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

            (9) The Sub-Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Disclosure Package and the Prospectus; and the Sub-Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Sub-Adviser under any such permit.

            (10) None of this Agreement nor the Sub-Advisory Agreement violates any applicable provisions of the Investment Company Act and the Advisers Act.

            (11) Except as stated in this Agreement, the Registration Statement, the Disclosure Package or the Prospectus (or in any amendment or supplement to any of the foregoing), the Sub-Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Securities or of any securities issued by the Fund to facilitate the sale or resale of the Securities in violation of federal securities laws and the Sub-Adviser is not aware of any such action taken or to be taken by any affiliates of the Sub-Adviser.

            (12) The Sub-Adviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act by the Adviser and its supervised persons.

            (d) Certificates. Any certificate signed by any authorized officer of the Fund or the Adviser delivered to the Underwriters pursuant to Section 10 of this Agreement and delivered to the representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund or the Adviser, as the case may be, to the Underwriters as to the matters covered thereby.

    2. Sale and Delivery to Underwriters; Closing.

            (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at the price per share set forth in Schedule B, the amount of Initial Securities set forth in Schedule A opposite such Underwriter's name, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

            (b) Over-Allotment Securities. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 240,000 Over-Allotment Securities at the same price per share as the Underwriters shall pay for the Initial Securities set forth in Schedule B hereto. Said option may be exercised only to cover over-allotments in the sale of the Initial Securities by the Underwriters. Said option may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of the Prospectus upon notice by the Underwriters to the Fund setting forth the number of shares of the Over-Allotment Securities as to which the several Underwriters are exercising the option and the settlement time and date. The number of Over-Allotment Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Over-Allotment Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Initial Securities, plus any additional number of Over-Allotment Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject to such adjustments as the Underwriters in their absolute discretion shall make to eliminate any fractional shares. Any such time and date of delivery (an "OPTION CLOSING TIME") shall be determined by RBC, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time.

            (c) Payment. Payment of the purchase price for, and delivery of certificates, if any, for the Initial Securities shall be made at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, or at such other place as shall be agreed upon by RBC and the Fund, at 10:00 A.M. (Eastern time) on November 24, 2010 (unless postponed in accordance with the provisions of Section 9), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Fund (such time and date of payment and delivery being herein called "CLOSING TIME").

      In addition, in the event that any or all of the Over-Allotment Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates, if any, for, such Over-Allotment Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriters and the Fund, on each Option Closing Time as specified in the notice from the Underwriters to the Fund.

      Delivery of the Securities shall be made to the Underwriters for the respective accounts of the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account designated by the Fund. Delivery of the Initial Securities and the Over-Allotment Securities shall be made through the facilities of The Depository Trust Company, unless the Underwriters shall otherwise instruct. RBC may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Over-Allotment Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Fund at the Closing Time or the relevant Option Closing Time, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

            (d) Denominations; Registration. Certificates for the Initial Securities and the Over-Allotment Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least one full business day before the Closing Time or the relevant Option Closing Time, as the case may be. The certificates, if any, for the Initial Securities and the Over-Allotment Securities, if any, will be made available for examination and packaging by the Underwriters in Boston, Massachusetts not later than noon (Eastern time) on the business day prior to the Closing Time or the relevant Option Closing Time, as the case may be.

  3. Covenants of the Fund, the Adviser and the Sub-Adviser. The Fund, the Adviser and (with respect to subsection (k) and (m) below only, and only as they relate to the Sub-Adviser) the Sub-Adviser, jointly and severally, covenant and agree with the Underwriters that:

            (a) The Fund will promptly advise the Underwriters (i) when any amendment to the Registration Statement shall have become effective or the Prospectus, any amendment or supplement thereto, or any amendment or supplement to the Preliminary Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Registration Statement, Prospectus of Preliminary Prospectus, (iii) of any request by the Commission for any amendment or supplement to the Registration Statement, the Prospectus or the Preliminary Prospectus, or for any additional information (iii) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus or the institution or threatening of any proceeding for such purposes, and (iv) the receipt by the Fund of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. During the time period when the Underwriters are required to deliver the Prospectus, the Fund will not file any amendment to the Registration Statement or any amendment or supplement to either the Base Prospectus or to the Preliminary Prospectus or the Prospectus unless the Fund has furnished counsel to the Underwriters with a copies of any such documents for its review within a reasonable amount of time prior to such filing or use, as the case may be, and will not file or use any such proposed amendments or supplements to which the Underwriters or counsel for the Underwriters shall reasonably object. Subject to the foregoing sentence, the Fund will promptly effect the filings required by Rule 497 and will take such steps as they deem necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Fund will use its best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus and, if issued, to obtain as soon as possible the withdrawal thereof. The Fund will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) under the Securities Act, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) under the Securities Act and will advise the Underwriters of the time and manner of such filing.

            (b) At the request of the Underwriters, the Fund will furnish or deliver to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters, during the time period when the Underwriters are required to deliver the Prospectuses. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to IDEA, except to the extent permitted by Regulation S-T.

            (c) The Fund has delivered to each Underwriter, without charge, as many copies of the Preliminary Prospectus as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the Securities Act. The Fund will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "EXCHANGE ACT") such number of copies of any amendments or supplements to the Preliminary Prospectus prepared on or after the date of this Agreement and the Prospectus (and any amendments or supplements thereto) as such Underwriter may reasonably request. The Preliminary Prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters is or will be, as the case may be, identical to the electronically transmitted copies thereof filed with the Commission pursuant to IDEA, except to the extent permitted by Regulation S-T.

            (d) The Fund will comply with all requirements imposed upon it by the Securities Act and the Investment Company Act as from time to time in force, so far as necessary to permit the completion of the distribution of the Securities as contemplated by the provisions hereof, the Preliminary Prospectus and the Prospectus. If at any time when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Securities (including, without limitation, pursuant to Rule 172), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Fund, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Investment Company Act, the Fund will promptly prepare and file with the Commission, subject to Section 3(a) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

            (e) If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Fund will promptly notify the Underwriters so that any use of the Disclosure Package may cease until it is amended or supplemented (at the sole cost and expense of the Fund).

            (f) The Fund will use its best efforts to cause the Securities to be listed on the NYSE Amex prior to the date the Securities are issued and to qualify, if necessary, the Securities for offering and sale under the applicable securities laws of such United States jurisdictions as the Underwriters reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Fund shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities, file a general consent to service of process in any jurisdiction, or meet any other requirement in connection with this Section 3(f) deemed by the Fund to be unduly burdensome.

            (g) As soon as practicable, but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the effective date of the Registration Statement falls, the Fund will make generally available to its security holders an earnings statement, which need not be audited, which earnings statement shall satisfy the provisions of Section 11(a) and Rule 158 of the Securities Act.

            (h) The Fund will use the net proceeds received by it from the sale of the Securities in the manner specified in the Preliminary Prospectus and the Prospectus under "Use of Proceeds."

            (i) The Fund will file with the Commission and the NYSE Amex all documents pursuant to the Securities Act and the Investment Company Act and the NYSE Amex in the manner and within the time periods required by the Securities Act and the Investment Company Act and the NYSE Amex.

            (j) The Fund (including its agents and representatives, other than any Underwriter) will not make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Act), including any sales materials, required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Securities hereunder, except by means of the Preliminary Prospectus or the Prospectus.

            (k) During a period of 60 days from the date of the Prospectus (the "Lock-Up Period"), the Fund, the Adviser or the Sub-Adviser will not, without the prior written consent of the Underwriters and subject to the next sentence of this Section, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option, rights or warrant to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of Shares or any securities convertible into or exercisable or exchangeable for Shares or file any registration statement under the Securities Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Shares, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. The restrictions in this Section shall apply to the Fund's existing "at the market" Share offering pursuant to that certain Sales Agreement by and between the Fund, the Adviser, the Sub-Adviser and JonesTrading Institutional Services LLC (the "AT THE MARKET PROGRAM") for a period of 45 days from the date of the Prospectus (the ("ATM LOCK-UP PERIOD"). In connection with the At the Market Program, the parties hereby agree, that notwithstanding the restrictions of this Section, the Fund shall be permitted to file an amendment to the Original Registration Statement during the Lock-Up Period for purposes of updating necessary disclosure relating to the At the Market Program. Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period or the ATM Lock-Up Period, as applicable, the Fund issues an earnings release or material news or a material event relating to the Fund, the Adviser or Sub-Adviser occurs, or (2) prior to the expiration of the Lock-Up Period or the ATM Lock-Up Period, as applicable, the Fund announces that it will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period or the ATM Lock-Up Period, as applicable, then the Lock-Up Period or the ATM Lock-Up Period, as applicable, shall automatically be extended and the restrictions imposed by this
Section 3(k) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Underwriters waive, in writing, such extension. The restrictions in this Section shall not apply to
(1) the Securities to be sold hereunder, (2) the filing of any new shelf registration statement or post-effective amendment to the Registration Statement to increase the number of shares of common stock currently covered by the Registration Statement or (3) common stock issued or, for avoidance of doubt, purchased in the open market pursuant to the Dividend Reinvestment Plan (or any

Fund press release relating to such issuances or purchases) in the ordinary course consistent with past practice.

            (l) The Fund will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase the Securities, or pay anyone any compensation for soliciting purchases of the Securities other than the Underwriters; PROVIDED, HOWEVER, the Fund may issue and sell Shares pursuant to the Dividend Reinvestment Plan (it being understood that the Sub-Adviser shall have no obligation or liability under this paragraph with respect to acts or omissions of the Fund and the Adviser, and their respective officers, trustees or directors).

            (m) During the term of this Agreement, the Fund, the Adviser and Sub-Adviser will furnish to the Underwriters such information as reasonably requested by the Underwriters regarding the Fund, the Adviser or Sub-Adviser.

    4. Payment of Expenses.

            (a) The Fund agrees to pay all costs, fees and expenses incurred in connection with performance of its obligations hereunder and in connection with the transactions contemplated under this Agreement, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent for the Securities, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities, (iv) all actual and reasonable fees and expenses of the Fund's counsel, the Underwriters' counsel up to $60,000 and the Fund's independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Preliminary Prospectus, the Prospectus, and all amendments and supplements thereto and this Agreement, as well as any other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities (vi) all filing fees, distribution fees, attorneys' fees and expenses incurred by the Fund or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, including, if requested by the Underwriters, the preparation by counsel for the Underwriters and printing of a "Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the fees and expenses associated with listing the Securities on the NYSE Amex, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities, and (ix) all other fees, costs and expenses incident to the performance by the Fund of its obligations hereunder.

            (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 8(a) hereof, the Fund, the Adviser and the Sub-Adviser, jointly and severally, agree that they shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

  5. Conditions to Underwriters' Obligations. The obligations of the several Underwriters hereunder will be subject to the accuracy and completeness of the representations and warranties made by the Fund, the Adviser and the Sub-Adviser contained in Section 1 herein as of the Applicable Time, the Closing Time and any Option Closing Time, to the due performance by the Fund and the Adviser of their respective obligations hereunder, and to the continuing satisfaction (or waiver by the Underwriters in their sole discretion) of the following additional conditions:

            (a) The Registration Statement, including any Rule 462(d) Registration Statement, shall have become effective and all filings with the Commission required by Rule 497 under the Securities Act to have been filed in connection with the distribution of the Securities shall have been made within the applicable time period prescribed for such filing by Rule 497.

            (b) At the Closing Time, none of the following events shall have occurred and be continuing: (i) receipt by the Fund of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, including any notice objecting to the use of the Registration Statement or order pursuant to
Section 8(e) of the Investment Company Act having been issued and proceedings therefor initiated, or to the knowledge of the Fund, threatened by the Commission; (iii) receipt by the Fund of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any statement made in the Registration Statement, the Preliminary Prospectus, the Disclosure Package or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement, the Preliminary Prospectus, the Disclosure Package or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Preliminary Prospectus, the Disclosure Package and/or the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Fund's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

            (c) The Underwriters shall not have advised the Fund that the Registration Statement, Preliminary Prospectus, the Disclosure Package or Prospectus, or any amendment or supplement thereto, contains an untrue statement of a material fact regarding the Underwriters that in the Underwriters' opinion is material, or omits to state a fact regarding the Underwriters that in the Underwriters' opinion is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which it was made, not misleading.

            (d) At the Closing Time, there shall not have been any material change in the authorized capital stock of the Fund or any Fund Material Adverse Effect, Adviser Material Adverse Effect or Sub-Adviser Material Adverse Effect, or any development that may reasonably be expected to cause a Fund Material Adverse Effect, Adviser Material Adverse Effect or Sub-Adviser Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Fund's debt or preferred securities by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Fund's debt or preferred securities, the effect of which, in the case of any such action by a rating organization described above, in the sole judgment of the Underwriters (without relieving the Fund of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering and sale of the Securities on the terms and in the manner contemplated in the Disclosure Package and the Prospectus.

            (e) At the Closing Time, the Underwriters shall have received the favorable opinions, dated as of the Closing Time, of Chapman and Cutler LLP and Bingham McCutchen LLP, special Massachusetts Fund counsel (collectively, "FUND COUNSEL"), in substantially the form attached hereto as Exhibit 5(e), together with signed or reproduced copies of such letters for each of the other Underwriters, to such further effect as counsel to the Underwriters may reasonably request.

            (f) At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Chapman and Cutler LLP, counsel to the Adviser ("ADVISER COUNSEL"), in substantially the form attached hereto as Exhibit 5(f), together with signed or reproduced copies of such letters for each of the other Underwriters, to such further effect as counsel to the Underwriters may reasonably request.

            (g) At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Dechert LLP, counsel to the Sub-Adviser ("SUB-ADVISER COUNSEL"), in substantially the form attached hereto as Exhibit 5(g), together with signed or reproduced copies of such letters for each of the other Underwriters, to such further effect as counsel to the Underwriters may reasonably request.

            (h) At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Troutman Sanders LLP, counsel for the Underwriters.

            (i) At the Closing Time, the Underwriters shall have received (1) certificates of the Chief Financial Officer or Chief Accounting Officer of the Fund, the Adviser and the Sub-Adviser, each dated as of the Closing Time, in the form attached hereto as Exhibit 5(i) and (2) certificates of the Secretary of the Fund, the Adviser and the Sub-Adviser, each dated as of the Closing, in form and substance reasonably satisfactory to the Underwriter.

            (j) At the time of the execution of this Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

            (k) At the Closing Time, the Underwriters shall have received from Deloitte & Touche LLP a letter dated as of the Closing Time, in form and substance satisfactory to the Underwriters, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

            (l) At the Closing Time, the Securities shall have been approved for listing on the NYSE Amex, subject only to official notice of issuance.

            (m) At the time of the execution of this Agreement, the Company shall have procured for the benefit of the Underwriters lock-up agreements, in the form of Schedule C attached hereto, from the following Trustees of the Fund:
Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson.

            (n) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Over-Allotment Securities, the obligations of the several Underwriters to purchase the applicable Over-Allotment Securities shall be subject to the conditions specified in the introductory paragraph of this Section 5 and to the further condition that, at the applicable Option Closing Time, the Underwriters shall have received:

            (1) Certificates, dated such Option Closing Time, to the effect set forth in Section 5(i) hereof, and signed by the Chief Financial Officer or Chief Accounting Officer of the Fund, the Adviser and the Sub-Adviser, except that the references in such certificate to the Closing Time shall be changed to refer to such Option Closing Time.

            (2) The favorable opinions of Fund Counsel, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Time, relating to the Over-Allotment Securities to be purchased on such Option Closing Time and otherwise to the same effect as the opinion required by Section 5(e) hereof.

            (3) The favorable opinion of Adviser Counsel, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Time, relating to the Over-Allotment Securities to be purchased on such Option Closing Time and otherwise to the same effect as the opinion required by Section 5(f) hereof.

            (4) The favorable opinion of Sub-Adviser Counsel, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Time, relating to the Over-Allotment Securities to be purchased on such Option Closing Time and otherwise to the same effect as the opinion required by Section 5(g) hereof.

            (5) The favorable opinion of Troutman Sanders LLP, counsel for the Underwriters, dated such Option Closing Time, relating to the Over-Allotment Securities to be purchased on such Option Closing Time and otherwise to the same effect as the opinion required by Section 5(h) hereof.

            (6) A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Underwriters and dated such Option Closing Time, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 5(k) hereof, except that the

      "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Option Closing Time.

            (o) At the Closing Time, the Fund shall have furnished to the Underwriters such appropriate further information, certificates and documents as the Underwriters may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Fund will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request.

            (p) At the Closing Time and at each Option Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Fund, the Adviser or the Sub-Adviser in connection with the issuance and sale of the Securities as herein contemplated, and in connection with the other transactions contemplated by this Agreement, shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

            (q) The Securities shall have been approved for listing on the NYSE Amex, subject only to notice of issuance.

            (r) There shall not have ocurred any event that would permit the Underwriters to terminate this Agreement pursuant to Section 8.

            (s) Prior to the date hereof, FINRA shall have confirmed that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements set forth herein.

            (t) If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Over-Allotment Securities, on an Option Closing Time which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Over-Allotment Securities, may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Time or such Option Closing Time, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 11 shall survive any such termination and remain in full force and effect.

    6. Indemnification and Contribution.

            (a) Indemnification by the Fund, the Adviser and Sub-Adviser. The Fund, the Adviser and Sub-Adviser, jointly and severally, agree to indemnify and hold harmless each Underwriter, its partners, directors, members, officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

            (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including any information deemed to be a part thereof pursuant to Rule 430A or Rule 497 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in the Preliminary Prospectus, any sales material, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Fund and the Adviser; and

            (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund, the Adviser or Sub-Adviser by any Underwriter expressly for use in the Registration Statement (or any amendment thereto), in the Preliminary Prospectus, any sales material, the Disclosure Package or in any Prospectus (or any amendment or supplement thereto).

            (b) Indemnification by the Underwriters. Each Underwriter agrees to indemnify and hold harmless each of the Fund, the Adviser and the Sub-Adviser, each of their partners, directors, trustees, members, each of their officers who signed the Registration Statement, and each person, if any, who controls the Fund, the Adviser or Sub-Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, any sales material, the Disclosure Package or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund, the Adviser or the Sub-Adviser by such Underwriter expressly for use in the Registration Statement (or any amendment thereto), such Preliminary Prospectus, sales material, Disclosure Package or Prospectus (or any amendment or supplement thereto). The Fund, the Adviser and Sub-Adviser acknowledge that the statements set forth in the Preliminary Prospectus and the Prospectus in (i) the last sentence of the paragraph of the cover page regarding delivery of the Securities and (ii) under the heading "Underwriting," (A) the list of Underwriters and their respective participation in the sale of the Securities, (B) the sentences related to concessions and re-allowances and (C) the paragraph related to stabilization, syndicate covering transactions and penalty bids constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Disclosure Package or the Prospectus.

            (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to Underwriters, its partners, directors, members, officers, and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Underwriters; counsel to the Fund, its partners, directors, trustees, members, each of its officers who signed the Registration Statement and each person, if any, who controls the Fund within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Fund; counsel to the Adviser and each person, if any, who controls the Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Adviser and counsel to the Sub-Advisor and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Sub-Adviser. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Fund, each of their partners, directors, trustees, members, each of its officers who signed the Registration Statement and each person, if any, who controls the Fund within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Adviser, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Sub-Adviser, and the fees and expenses of more than one counsel, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(2) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

            (e) Other Agreements with Respect to Indemnification and Contribution. The provisions of this Section 6 hereof shall not affect any agreements among the Fund, the Adviser and Sub-Adviser with respect to indemnification of each other or contribution between themselves.

                 (f) Contribution.

            (1) If the indemnification provided for in this Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and Sub-Adviser on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause
      (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Adviser and Sub-Adviser on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

            (2) The relative benefits received by the Fund, the Adviser and Sub-Adviser on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

            (3) The relative fault of the Fund, the Adviser and Sub-Adviser on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund, by the Adviser, by the Sub-Adviser or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (4) The Fund, the Adviser, the Sub-Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(f). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 6(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

            (5) Notwithstanding the provisions of this Section 6(f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

            (6) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (7) For purposes of this Section 6(f), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Fund, any Adviser or Sub-Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Fund, the Adviser and the Sub-Adviser and each trustee, director or member of the Fund, the Adviser and the Sub-Adviser shall have the same rights to contribution as the Fund, the Adviser and the Sub-Adviser. The Underwriters' respective obligations to contribute pursuant to this
      Section 6(f) are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

            (g) The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Fund, the Adviser and the Sub-Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its partners, officers or employees, or any person controlling such Underwriter, within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and or by or on behalf of the Fund and/or any Adviser or Sub-Adviser, its directors and officers or any person who controls the Fund, and/or any Adviser or Sub-Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) delivery and acceptance of the Securities and payment therefor, or (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund or the Adviser or the Sub-Adviser, its respective directors or officers, or any person controlling the Fund, or the Adviser or Sub-Adviser, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
Section 6.

  7. Representations and Agreements to Survive Delivery. All representations and warranties of the Fund, the Adviser and the Sub-Adviser herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Underwriters, any controlling persons, or the Fund and/or any Adviser or Sub-Adviser (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Securities to the Underwriters or
(iii) any termination of this Agreement.

    8. Termination.

            (a) The Underwriters may terminate this Agreement, by notice to the Fund, at any time on or prior to the Closing Time (and, if any Over-Allotment Securities are to be purchased on an Option Closing Time which occurs after the Closing Time, the Underwriters may terminate their obligations to purchase such Over-Allotment Securities, by notice to the Fund, at any time on or prior to such Option Closing Time) (i) if there has been, since the respective dates as of which information is given in the Preliminary Prospectus or the Prospectus, any Fund Material Adverse Effect or any Adviser Material Adverse Effect or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof, any calamity or crisis, any acts of terrorism, or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Fund has been suspended or materially limited by the Commission or the NYSE Amex, or if trading generally on the New York Stock Exchange, NYSE Amex or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

            (b) If this Agreement is terminated pursuant to this Section 8, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 4, 6, 8, and 11 hereof shall survive such termination and remain in full force and effect.

  9. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or an Option Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "DEFAULTED SECURITIES"), the remaining Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

            (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

            (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Closing Time which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Fund to sell the Over-Allotment Securities to be purchased and sold on such Option Closing Time, shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of an Option Closing Time which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Over-Allotment Securities, as the case may be, the Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9.

  10. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and if sent to the Underwriters shall be delivered to RBC Capital Markets, LLC, 3 World Financial Center, 8th Floor, 200 Vesey
Street, New York, NY 10281, Attention: Lance Tupper, Managing Director, with a copy to Troutman Sanders LLP, 1001 Haxall Point, Richmond, Virginia 23218, fax no. (804) 698-5196, Attention: David M. Carter; if sent to the Fund or, the Adviser, shall be delivered to First Trust Advisors L.P., Attention: General Counsel, fax no.: (630) 517-7437, with a copy to Chapman and Cutler LLP,
Attention: Eric F. Fess, telephone (312) 845-3781 fax: (312) 701-2361, or if sent to the Sub-Adviser, shall be delivered to Energy Income Partners LLC,
Attention: Jim Murchie, fax: (203) 286-1602. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, "BUSINESS DAY" shall mean any day on which the NYSE Amex and commercial banks in the City of New York are open for business.

  11. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Fund, the Adviser and the Sub-Adviser and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund and the Adviser and their respective successors and the controlling persons and directors, officers, members and trustees referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund, the Adviser and the Sub-Adviser and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

  12. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

  13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS FORMED AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OR RULES THEREOF, TO THE EXTENT SUCH PRINCIPLES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

  14. Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any United States federal and New York State courts located in New York, New York, irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding; and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding brought in such a court and waives any other requirements of or objections to personal jurisdiction with respect thereto.

  15. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings, titled and captions herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

  16. Waiver of Jury Trial. The Fund, the Adviser, the Sub-Adviser and the Underwriters hereby irrevocably waive any right to a trial by jury in respect of any claim based upon or arising out of this Agreement or any transaction contemplated hereby.

  17. Absence of Fiduciary Relationship. The Fund, the Adviser and Sub-Adviser acknowledge that in connection with the offering of the Securities: (a) the Underwriters have acted at arms length and owe no fiduciary duties to, the Fund, the Adviser and Sub-Adviser or any other person; (b) the Underwriters owe the Fund, the Adviser and Sub-Adviser only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Funds, the Adviser and Sub-Adviser. The Fund, the Adviser and Sub-Adviser waive to the full extent permitted by applicable law any claims any of them may have against any Underwriter arising from an alleged breach of fiduciary duty in connection with the offering of the Securities as contemplated by this Agreement.

  18. Limitation of Liability. The Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's shareholders individually but are binding only upon the assets and property of the Fund.

..



                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

      If the foregoing correctly sets forth the understanding between the Fund, the Adviser, the Sub-Adviser and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Fund, the Adviser, the Sub-Adviser and the Underwriters.

                                           Very truly yours,

                                           ENERGY INCOME AND GROWTH FUND



                                           By:  /s/ James A. Bowen
                                               ---------------------------
                                           Name: James A. Bowen
                                           Title: President


                                           FIRST TRUST ADVISORS L.P.



                                           By:  /s/ James A. Bowen
                                               ---------------------------
                                           Name: James A. Bowen
                                           Title: President


                                           ENERGY INCOME PARTNERS LLC



                                           By:  /s/ Linda Longville
                                               ---------------------------
                                           Name: Linda Longville
                                           Title: Treasurer, Member

      The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.

RBC Capital Markets, LLC
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Oppenheimer & Co. Inc.
Wedbush Securities Inc.
Wunderlich Securities, Inc.


On their behalf

By:      RBC Capital Markets, LLC


         By:  /s/ Lance Tupper
            -----------------------------
         Name: Lance Tupper
         Title: Managing Director

                                                  SCHEDULE A


NAME OF UNDERWRITER                                                             NO. OF INITIAL SECURITIES
-------------------                                                             -------------------------
RBC Capital Markets, LLC......................................................               526,028
Oppenheimer & Co. Inc. .......................................................               350,685
BB&T Capital Markets, a division of Scott & Stringfellow, LLC.................               131,507
Janney Montgomery Scott LLC...................................................                65,753
Ladenburg Thalmann & Co. Inc..................................................               219,178
Maxim Group LLC       ........................................................               109,589
Wedbush Securities Inc........................................................                56,986
Wunderlich Securities, Inc....................................................               140,274
                                                                                --------------------------

                                                                TOTAL:                     1,600,000
                                                                                ==========================

                                   SCHEDULE B

                           PRICE-RELATED INFORMATION
                           -------------------------

                         ENERGY INCOME AND GROWTH FUND

Public offering price: $27.25 per share
Underwriting discount: $1.09 per share
Concession to selling group: $.654 per share
Proceeds, before expenses to the Company: $26.16 per share
Shares initially offered: 1,500,000
Final Shares offered:  1,600,000
Over-allotment option:  240,000 shares
Trade date: November 19, 2010
Closing Time: November 24, 2010

                                   SCHEDULE C

                           FORM OF LOCK-UP AGREEMENT
                           -------------------------

                         ENERGY INCOME AND GROWTH FUND

                               LOCK-UP AGREEMENT

                                                               November 19 2010


RBC Capital Markets, LLC
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Oppenheimer & Co. Inc.
Wedbush Securities Inc.
Wunderlich Securities, Inc.
c/o RBC Capital Markets, LLC
One Beacon Street, 24th Floor
Boston, MA 02108
Re: Lock-Up Agreement for shares of Energy Income and Growth Fund

Ladies & Gentlemen:

      The undersigned is an owner of record or beneficially of certain common shares of beneficial interest ("COMMON STOCK") of Energy Income and Growth Fund, a Massachusetts business trust (the "COMPANY") or securities convertible into or exchangeable or exercisable for shares of Common Stock (collectively, the "SECURITIES"). The Company proposes to carry out a public offering of Common Stock (the "OFFERING") for which you will act as the representative to the several underwriters (the "UNDERWRITERS"). The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter agreement (this "AGREEMENT") in carrying out the Offering and in entering into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the Company with respect to the Offering.

      In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned's household and any trustee of any trust that holds Securities for the benefit of the undersigned or such spouse or family member not to), without the prior written consent of RBC Capital Markets, LLC on behalf of the Underwriters (which consent may be withheld in its sole discretion), directly or indirectly, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Securities (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any economic benefits or risks of ownership of shares of the Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Common Stock or such other Securities, in cash or otherwise, or (3) publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 45 days after the public offering date set forth on the final prospectus used to sell the Securities in the Offering (the "LOCK-UP PERIOD") pursuant to the Underwriting Agreement.

      The foregoing restrictions have been expressly agreed to by the undersigned so as to preclude the undersigned (or such spouse, family member or trustee) from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities. In addition, the undersigned agrees that, without the prior written consent of RBC Capital Markets, LLC on behalf of the Underwriters, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

      The foregoing shall not apply to the following: (1) the registration of or sale to the Underwriters of Securities pursuant to the Offering and the Underwriting Agreement, (2) the issuance, or, for avoidance of doubt, the purchase in the open market, of shares of Common Stock pursuant to Company's dividend reinvestment plan, in the ordinary course consistent with past practice
(3) bona fide gifts, succession and inheritance by will or intestacy, (4) transfers to trusts for the benefit of the undersigned, any spouse, immediate family member or a charitable, educational or religious institution by the undersigned, or (5) transfers made with the prior written consent of RBC Capital Markets, LLC on behalf of the Underwriters; provided, however, that in the case of a transfer under clause (3) or (4), the transferee(s)/donee(s) shall agree in writing prior to such disposition to be bound by the restrictions set forth herein and to the extent any interest in the Securities is retained by the undersigned (or such spouse or family member), the Securities shall remain subject to the restrictions contained in this Agreement.

      Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-up Period, then the Lock-up Period shall automatically be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless RBC Capital Markets, LLC, on behalf of the Underwriters, waives, in writing, such extension.

      The undersigned also agrees and consents (1) with respect to Securities held of record by the undersigned, to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of such Securities as described herein except in compliance with this Agreement, and (2) with respect to Securities beneficially owned, but not held of record by, the undersigned, to cause the record holder of such Securities to agree and consent to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of such Securities as described herein except in compliance with this Agreement.

      It is understood that, if (1) the Company notifies the undersigned that it does not intend to proceed with the Offering, (2) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn, or (3) for any reason the Underwriting Agreement shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned will be released from his obligations under this Agreement.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to conflicts of law principles or rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction.

      This Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

                  [Remainder of Page Intentionally Left Blank]

                                                   Very truly yours,



                                                   Name:
                                                   Title:

                                  EXHIBIT 5(E)

                        FORM OF OPINION OF FUND COUNSEL

      i. The Registration Statement and all post-effective amendments thereto, if any, are effective under the Securities Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. The filing of the Preliminary Prospectus and the Prospectus or any supplements thereto required under Rule 497 under the Securities Act prior to the date hereof have been made in the manner and within the time required by such rule.

     ii. The Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business as described in the Registration Statement, the Disclosure Package and Prospectus (and any amendment or supplement thereto) requires such qualification; and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Prospectus, except where the failure to obtain such licenses, permits, consents, orders, approvals and other authorizations, either alone or in the aggregate, would not have a Fund Material Adverse Effect. The Fund has no subsidiaries.

      iii. The Shares conform in all material respects to the description of them in the Disclosure Package and the Prospectus under the caption "Description of Shares - Common Shares" in the Disclosure Package and the Prospectus. All of the outstanding Shares have been duly authorized and are validly issued, fully paid and (except as described in the Disclosure Package and the Prospectus under the caption "Certain Provisions in the Declaration of Trust and By-Laws") nonassessable. The Securities have been duly authorized for issuance and sale pursuant to this Agreement and when issued and delivered against payment therefore in accordance with the Agreement will have been validly issued and will be fully paid and nonassessable (except as described in the Disclsoure Package and the Prospectus under the caption "Certain Provisions in the Declaration of Trust and By-Laws"). No person is entitled to any preemptive or other similar rights with respect to the Securities under the Declaration of Trust or Bylaws of the Fund or Massachusetts law or, to counsel's knowledge, otherwise.

      iv. The Fund is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and all action under the Act and the Investment Company Act, as the case may be, necessary to make the public offering and consummate the sale of the Securities as provided in the Agreement has or will have been taken by the Fund. To such counsel's knowledge, the Fund has not received any notice from the Commission pursuant to Section 8(e) of the Investment Company Act with respect to the registration of the Fund with the Commission under the Investment Company Act.

      v. The Fund has full power and authority to enter into this Agreement and each of the Fund Agreements and to perform all of the terms and provisions thereof to be carried out by it and (A) each Fund Agreement and the Agreement has been duly and validly authorized, executed and delivered by the Fund, (B) each Fund Agreement and the Agreement complies in all material respects with all applicable provisions of the Act, the Investment Company Act and the Advisers Act, as the case may be, and (C) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

      vi. None of (A) the execution and delivery by the Fund of the Agreement or the Fund Agreements, (B) the issue, sale and delivery by the Fund of the Securities as contemplated by the Agreement and (C) the performance by the Fund of its obligations under the Agreement and the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Agreement or the Fund Agreements result in (i) the creation or imposition of any lien, charge or encumbrance upon the assets of the Fund pursuant to any agreement or instrument to which the Fund is a party or by which the Fund is bound that is described in the Registration Statement, the Disclosure Package or the Prospectus or filed as an exhibit to the Registration Statement, or (ii) conflicts with or will conflict with, or results or will result in a breach or violation of (a) the Declaration of Trust or the By-laws of the Fund or (b) any agreement or instrument to which the Fund is a party or by which the Fund is bound that is described in the Registration Statement, the Disclosure Package or the Prospectus or filed as an exhibit to the Registration Statement or (c) any federal or State of Illinois statute, law or regulation (except we express no opinion as to applicable state securities and blue sky laws, and except that the indemnification provisions in the Agreement and the Fund Agreements, insofar as they relate to indemnification for liabilities arising under the Securities Act, may be against public policy as expressed in the Securities Act and therefore unenforceable) or (d) order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Fund and known to us (provided that we express no opinion with respect to any financial test or cross-default provision in any such agreement).

      vii. No consent, approval, authorization or order of any court (to our knowledge) or governmental agency or body or securities exchange or association is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Agreement and the Fund Agreements, except such as (A) have been obtained under the Act and the Investment Company Act and (B) may be required under state securities or "blue sky" or the NYSE Amex in connection with the issuance and sale of the Securities pursuant to the Agreement.

      viii. To our knowledge, there are no contracts or other documents which are required to be described in the Registration Statement, the Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement by the Act or the Investment Company Act which have not been described in the Registration Statement, the Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement;

      ix. The sections in the Prospectus entitled "Certain Provisions in the Declaration of Trust and By-laws" and "Tax Matters" and the section in the Statement of Additional Information entitled "Tax Matters" is a fair and accurate summary of the principal United States federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Securities, subject to the qualifications therein.

      x. To our knowledge, there is no legal or governmental proceeding pending against the Fund that is either (i) required to be described in the Registration Statement, the Disclosure Package or Prospectus that is not already described or
(ii) asserts the invalidity of any of the Fund Agreements.

      xi. The Registration Statement, the Preliminary Prospectus, the Prospectus and each amendment or supplement to the Registration Statement, the Preliminary Prospectus and/or the Prospectus, as of their respective effective or issue dates (other than the financial statements, the notes thereto, and supporting schedules included therein or omitted therefrom, as to which we express no view) and the Fund Agreements complied or comply in all material respects to the requirements of the Securities Act and the Investment Company Act.

      In addition, we have participated in conferences with officers and other representatives of the Fund, representatives of the independent registered public accountants for the Fund, and representatives of the Underwriters and their counsel, at which the contents of the Registration Statement, the Disclosure Package and Prospectus and related matters were discussed. We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information included in the Registration Statement, the Disclosure Package and the Prospectus. Based solely on the participation and discussion described above, however, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement) at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Preliminary Prospectus or the Prospectus (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement), at the time filed pursuant to Rule 497 and on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 FORM OF OPINION OF FUND MASSACHUSETTS COUNSEL

      i. The Fund (i) has been formed and is validly existing under the Fund's Declaration of Trust (the "Declaration") and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust", (ii) is in good standing with the Secretary of the Commonwealth and (iii) has full power as a business trust to (a) conduct all the activities conducted by it, (b) to own or lease all assets owned (or to be owned) or leased (or to be leased) by it and
(c) to conduct its business, in each case as described in the Disclosure Package, the Prospectus Supplement and the Registration Statement.

      ii. The Fund is authorized under its Declaration to issue an unlimited number of Common Shares. The description of the Common Shares contained in the first, second and fourth sentences under the caption "DESCRIPTION OF SHARES--Common Shares" in the Disclosure Package, the prospectus Supplement and the Registration Statement conforms in all material respects to the terms thereof contained in the Fund's Declaration. The Securities to be issued and delivered to and paid for in accordance with the Underwriting Agreement against payment therefore as provided by the Underwriting Agreement have been duly authorized and when issued and delivered as so provided in the Underwriting Agreement will have been validly issued and will be fully paid and (except as set forth under the caption "CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS" in the Disclosure Package and the Prospectus Supplement ) non assessable. No person has any preemptive right in respect of the Securities pursuant to the Declaration, the By-Laws or Massachusetts law, or to our knowledge, otherwise.

      iii. The Fund has full power as a business trust to enter into the Underwriting Agreement, the Advisory Agreement, the Custody Agreement and the Transfer Agency Agreement (collectively, the "Fund Agreements") and to perform all of the terms and provisions required by such Agreements to be performed by it and each such Agreement has been duly and validly authorized, executed and delivered by the Fund.

      iv. None of (i) the execution and delivery by the Fund of the Fund Agreements, (ii) the issuance and sale by the Fund of the Securities as contemplated by the Underwriting Agreement or (iii) the performance by the Fund of its obligation under the Fund Agreements or consummation by the Fund of the transactions contemplated by the Fund Agreements will result in a violation of the provisions of the Declaration or By-Laws of the Fund, or any material Massachusetts law, ordinance, rule or regulation applicable to the Fund which in our experience is normally applicable to transactions of the type contemplated by the Underwriting Agreement (except for any Massachusetts securities law, rule or regulation, about which we express no opinion), or order of any Massachusetts court, governmental instrumentality, securities exchange or association or arbitrator, specifically naming the Fund and known to us.

      v. As far as we know, no consent, approval, authorization, or order of any Massachusetts governmental agency or body, securities exchange or association or

Massachusetts court, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund, or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated by the Fund Agreements, except such as may be required under any Massachusetts securities laws, rule or regulation, about which we express no opinion.

                                  EXHIBIT 5(F)

                       FORM OF OPINION OF ADVISER COUNSEL

      i. The Adviser has been duly formed and is validly existing as a limited partnership under the laws of the State of Illinois with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement, the Disclosure Package and Prospectus and to enter into and perform its obligations under the Agreement, the Advisory Agreement and the Sub-Advisory Agreement (collectively, the "Adviser Agreements).

      ii. The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Advisory Agreement, the Registration Statement, the Disclosure Package and the Prospectus. To such counsel's knowledge, there does not exist any pending or threatened proceeding which could reasonably be expected to adversely affect the registration of the Adviser with the Commission.

      iii. The Adviser has full power and authority to enter into each of the Adviser Agreements and to carry out all the terms and provisions thereof to be carried out by it, and each of the Adviser Agreements has been duly and validly authorized, executed and delivered by the Adviser; each Adviser Agreement complies in all material respects with all provisions of the Securities Act, Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each of the Advisory Agreement and the Sub-Advisory Agreement constitutes a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law).

      iv. Neither (A) the execution and delivery by the Adviser of any Adviser Agreement nor (B) the consummation by the Adviser of the transactions contemplated by, or the performance of its obligations under any Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the organizational documents of the Adviser or any agreement or instrument known to us to which the Adviser is a party or by which the Adviser is bound, or any federal or Illinois law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Adviser and known to us, except in each case for such conflicts or breaches which would not reasonably be expected, either alone or in the aggregate, to have a material adverse effect on the Adviser's ability to perform its obligations under the Adviser Agreements, provided, that we express no opinion with respect to any financial test or cross-default provision in any such Adviser Agreement.

      v. No consent, approval, authorization or order of any court (to our knowledge), of any governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation by the Adviser of the transactions contemplated in, or the performance by the Adviser of its obligations under, any Adviser Agreement, except (i) such as have been obtained under the federal securities laws and (ii) may be required by the NYSE Amex or under state securities or "blue sky" laws, in connection with the issuance and sale of the Securities pursuant to the Agreement.

      vi. To our knowledge, there is no legal or governmental proceeding pending against the Adviser that is either (i) required to be described in the Registration Statement, the Disclosure Package or Prospectus that is not already described, (ii) which would, under Section 9 of the Investment Company Act, make the Adviser ineligible to act as the Fund's investment adviser or (iii) asserts the invalidity of any of the Advisor Agreements.

      vii. There are no contracts or other documents which are required to be described in the Registration Statement, the Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Investment Company Act which relate to the Adviser and have not been described in the Registration Statement, the Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement.

      viii. The description in the Disclosure Package and the Prospectus of the Adviser and its business complies in all material respects with all applicable requirements of the Securities Act and the Investment Company Act.

      In addition, we have participated in conferences with officers and other representatives of the Adviser, representatives of the independent registered public accountants for the Fund, and representatives of the Underwriters and their counsel, at which the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed. We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information included in the Registration Statement, the Disclosure Package and the Prospectus. Based solely on the participation and discussions described above, however, nothing has come to our attention that would lead us to believe that solely with respect to the description of the Adviser, the Registration Statement (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement) at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Preliminary Prospectus or the Prospectus (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement), at the time filed pursuant to Rule 497 and on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  EXHIBIT 5(G)

                     FORM OF OPINION OF SUB-ADVISER COUNSEL

      i. The Sub-Adviser has been duly formed and is validly existing as a limited liability company under the laws of the State of Delaware with full power and authority to conduct its business as described in the Registration Statement, the Disclosure Package and Prospectus and to enter into and perform its obligations under the Agreement and the Sub-Advisory Agreement (collectively, "Sub-Adviser Agreements").

      ii. The Sub-Adviser is duly registered as an investment adviser under the Advisers Act and, to our knowledge, is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Sub-Advisory Agreement, the Registration Statement, the Disclosure Package and the Prospectus. To such counsel's knowledge, there does not exist any pending or threatened proceeding, which could reasonably be expected to adversely affect the registration of the Sub-Adviser with the Commission.

      iii. The Sub-Adviser has full power and authority to enter into the Sub-Adviser Agreements and to carry out the terms and provisions thereof to be carried out by it, and each of the Sub-Adviser Agreements has been duly and validly authorized, executed and delivered by the Sub-Adviser; each Sub-Adviser Agreement complies in all material respects with the Securities Act, the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each of the Sub-Adviser Agreements constitutes a legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

      iv. Neither (A) the execution and delivery by the Sub-Adviser of any Sub-Adviser Agreement nor (B) the consummation by the Sub-Adviser of the transactions contemplated by, or the performance of its obligations under, any Sub-Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the organizational documents of the Sub-Adviser or any agreement or instrument known to us to which the Sub-Adviser is a party or by which the Sub-Adviser is bound, or any federal or Delaware law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Sub-Adviser and known to us, except in each case for such conflicts or breaches which would not reasonably be expected, either alone or in the aggregate, have a material adverse effect on the Sub-Adviser's ability to perform its obligations under the Sub-Adviser Agreements; provided that we express no opinion with respect to any financial test or cross-default provision in any such agreement or instrument.

      v. No consent, approval, authorization or order of any court (to our knowledge), governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation by the Sub-Adviser of the transactions contemplated in, or the performance by the Sub-Adviser of its obligations under, any Sub-Adviser Agreement, except (i) such as have been obtained under the federal securities laws and (ii) may be required by state securities or "blue sky" laws, in connection with the issuance and sale of the Securities pursuant to the Agreement.

      vi. To our knowledge, there is no legal or governmental proceeding pending or threatened against the Sub-Adviser that is either (i) required to be described in the Registration Statement, the Disclosure Package or Prospectus that is not already described, (ii) which would, under Section 9 of the Investment Company Act, make the Sub-Adviser ineligible to act as the Fund's investment adviser or (iii) asserts the invalidity of any of the Sub-Adviser Agreements.

      vii. There are no contracts or other documents that are required to be described in the Registration Statement, the Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Investment Company Act that relate to the Sub-Adviser and have not been described in the Registration Statement, the Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement.

      viii. The description in the Disclosure Package and the Prospectus of the Sub-Adviser and its business complies in all material respects with all applicable requirements of the Securities Act and the Investment Company Act.

      In addition, we have participated in discussions with representatives of the Sub-Adviser where the contents of the Registration Statement, the Disclosure Package and the Prospectus, so far as they relate to the Sub-Adviser, were discussed and we have reviewed certain records and documents of the Sub-Adviser. We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information and statements included in the Registration Statement, the Disclosure Package and the Prospectus. Based solely on the discussions described above, however, nothing has come to our attention that would lead us to believe that solely with respect to the description of the Sub-Adviser, the Registration Statement (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement) at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Preliminary Prospectus or the Prospectus (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement), at the time filed pursuant to Rule 497 and on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  EXHIBIT 5(I)

                            FUND OFFICER CERTIFICATE
                            ------------------------

      The undersigned, the duly qualified and elected _______________________ of Energy Income and Growth Fund (the "FUND"), does hereby certify in such capacity and on behalf of the Fund, pursuant to Section 5 (i) of the Underwriting Agreement dated November 19, 2010 (the "UNDERWRITING AGREEMENT") between the Fund, First Trust Advisers L.P., Energy Income Partners LLC and the several Underwriters named in Schedule A to the Underwriting Agreement, that to the best of the knowledge of the undersigned:

      (i) The representations and warranties of the Fund in Section 1(a) of the Underwriting Agreement are true and correct on and as of the date hereof, with the same force and effect as if expressly made on and as of the date hereof; and

      (ii) The Fund has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement at or prior to the date hereof.

                                            By:_________________________
                                            Name:
                                            Title:
                                            Date:

                              EXHIBIT 5(I) CONT'D)

                          ADVISER OFFICER CERTIFICATE
                          ---------------------------

      The undersigned, the duly qualified and elected _______________________ of First Trust Advisers L.P. (the "ADVISER"), an Illinois limited partnership, does hereby certify in such capacity and on behalf of the Adviser, pursuant to
Section 5(i) of the Underwriting Agreement dated November 19, 2010 (the "UNDERWRITING AGREEMENT") between the Adviser, Energy Income and Growth Fund, Energy Income Partners LLP and the several Underwriters named in Schedule A to the Underwriting Agreement, that to the best of the knowledge of the undersigned:

      (i) The representations and warranties of the Adviser in Section 1(b) of the Underwriting Agreement are true and correct on and as of the date hereof, with the same force and effect as if expressly made on and as of the date hereof; and

      (ii) The Adviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement at or prior to the date hereof.

                                            By: _________________________
                                            Name:
                                            Title:
                                            Date:

                              EXHIBIT 5(I) CONT'D)

                        SUB-ADVISER OFFICER CERTIFICATE
                        -------------------------------

      The undersigned, the duly qualified and elected _______________________ of Energy Income Partners LLC (the "SUB-ADVISER"), a Delaware limited liability company, does hereby certify in such capacity and on behalf of the Sub-Adviser, pursuant to Section 5(i of the Underwriting Agreement dated November 19, 2010 (the "UNDERWRITING AGREEMENT") between the Sub-Adviser, First Trust Advisors L.P., Energy Income and Growth Fund and the several Underwriters named in Schedule A to the Underwriting Agreement, that to the best of the knowledge of the undersigned:

      (i) The representations and warranties of the Sub-Adviser in Section 1(c) of the Underwriting Agreement are true and correct on and as of the date hereof, with the same force and effect as if expressly made on and as of the date hereof; and

      (ii) The Sub-Adviser has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement at or prior to the date hereof.

                                            By: _________________________
                                            Name:
                                            Title:
                                            Date: